UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

June 30, 2012

Dear Shareholder:

The Sound Shore Fund ended June 30th with a net asset value of $32.12 per share, after an income distribution of $0.164717 on June 20th. The second quarter total return of -4.86% was below the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned -2.75% and -1.85%, respectively. Year-to-date 2012, the Sound Shore Fund has a total return of 9.34% versus 9.49% for the S&P 500 and 6.83% for the Dow Jones.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended June 30, 2012 were -0.99%, -2.01%, 5.28%, and 5.41%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Capital markets in the second quarter of 2012 were somewhat reminiscent of the third quarter of 2011: Concerns about Europe’s banks and the global economy drove US Treasury rates to new lows and kept stock markets in check or worse.

After a strong first quarter, Sound Shore returned a modest portion of its 2012 gains in the second. Semiconductor leader Texas Instruments was symptomatic of several of our industrial detractors for the period as prospects for a slowing economy outweighed the company’s competitive successes and strong balance sheet. Additionally, lower rates caused net interest margin concerns for a few of our financial holdings, including Citigroup and Metropolitan Life.

Meanwhile, fuel supplier Sunoco, our best contributor for the quarter, bucked the declining trend in energy after agreeing to be acquired by Energy Transfer Partners. We started our position in Sunoco in early 2010 when the stock was priced at less than 4 times cash flow and below book value. Though consensus viewed Sunoco as a pure play refining and marketing company, our research concluded that the bulk of the company’s value was in its well-positioned logistics and steel coking segments and that new management was committed to unlocking that value through restructuring. Over the interim 30 months, the company transformed itself into a high growth fuel transporter and retailer as it sold, spun off, or closed its non-core and unprofitable businesses. Pro forma for its actions, Sunoco had strong free cash flow, net cash on its balance sheet, and an attractive business mix all of which appealed to Energy Transfer. We sold the position in May after a total return of over 50%.

Other strong second quarter performers included cable service provider Comcast, a long term holding, and integrated gas provider EQT, a position we restarted in the first quarter of 2012. Comcast benefitted from solid internet subscriber trends, while EQT advanced after the successful spin out of its midstream gathering and processing segment into a publicly traded MLP.

At 12.7 times forward four quarter earnings, the S&P 500 is at a meaningful discount to its long-term average of 15.9 times and incorporates a fairly dour outlook for the economy and earnings. As the globe’s long term financial deleveraging continues, start and stop markets like those we have seen since 2009 seem likely to prevail. Moreover, the relatively better performance of US stock markets versus global peers reflects, in our opinion, the attractive valuations for many US companies that are well positioned for the current environment. Sound Shore continues to research and invest in low P/E (absolute and relative to norm), out of favor stocks where company-specific drivers will build value, even in a challenging economic backdrop. At quarter end, our holdings’ forward four quarter price earnings multiple of 10.7 times was at a compelling discount to the market and to their norms.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 6/30/12:    Citigroup, Inc.: 2.56%; Comcast Corp. “A”: 2.52%; EQT Corp.: 2.45%; MetLife, Inc.: 2.49%; Sunoco, Inc.: 0.00%; and Texas Instruments Inc.: 2.95%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 6/30/12 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2012 (Unaudited)

Sector/Industry Weightings (as of June 30, 2012)

as a percentage of Net Assets

	Share Amount	Market Value
Common Stocks (97.6%)
Auto (1.7%)
General Motors Co. †	1,323,600	$26,101,392

Consumer Discretionary (8.7%)
Comcast Corp., Class A	1,190,900	38,073,073
Lowe’s Companies, Inc.	1,498,700	42,623,028
Time Warner, Inc.	1,287,000	49,549,500

		130,245,601

Consumer Staples (10.4%)
CVS Caremark Corp.	976,100	45,613,153
Dr Pepper Snapple Group, Inc.	823,300	36,019,375
Procter & Gamble Co.	588,200	36,027,250
Sysco Corp.	1,308,600	39,009,366

		156,669,144

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

	Share Amount	Market Value
Diversified Financials (17.2%)
Bank of America Corp.	4,299,700	$35,171,546
Capital One Financial Corp.	739,700	40,432,002
Citigroup, Inc.	1,409,700	38,639,877
Credit Suisse Group AG ADR	1,464,900	26,851,617
Invesco, Ltd.	1,675,600	37,868,560
State Street Corp.	934,100	41,698,224
The Charles Schwab Corp.	2,927,500	37,852,575

		258,514,401

Energy (7.0%)
Devon Energy Corp.	454,500	26,356,455
EQT Corp.	690,300	37,020,789
Weatherford International, Ltd. †	3,374,900	42,624,987

		106,002,231

Health Care (7.0%)
Life Technologies Corp. †	1,057,100	47,558,929
Thermo Fisher Scientific, Inc.	217,500	11,290,425
UnitedHealth Group, Inc.	805,900	47,145,150

		105,994,504

Industrials (5.1%)
Delta Air Lines, Inc. †	2,010,700	22,017,165
General Electric Co.	2,084,500	43,440,980
Southwest Airlines Co.	1,274,200	11,748,124

		77,206,269

Insurance (5.3%)
Marsh & McLennan Cos., Inc.	1,332,900	42,959,367
MetLife, Inc.	1,215,100	37,485,835

		80,445,202

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

	Share Amount	Market Value
Materials (3.1%)
E.I. du Pont de Nemours & Co.	247,600	$12,521,132
Owens-Illinois, Inc. †	1,772,800	33,984,576

		46,505,708

Pharmaceuticals (8.9%)
Novartis AG ADR	848,200	47,414,380
Pfizer, Inc.	1,861,800	42,821,400
Sanofi SA ADR	1,164,200	43,983,476

		134,219,256

Technology (19.9%)
Analog Devices, Inc.	274,100	10,325,347
Applied Materials, Inc.	3,438,200	39,401,772
Flextronics International, Ltd. †	5,981,900	37,087,780
Google, Inc., Class A †	61,100	35,442,277
Microsoft Corp.	1,508,700	46,151,133
Symantec Corp. †	992,800	14,504,808
Texas Instruments, Inc.	1,551,000	44,498,190
Visa, Inc., Class A	225,000	27,816,750
Yahoo!, Inc. †	2,859,600	45,267,468

		300,495,525

Utilities (3.3%)
AES Corp. †	3,828,500	49,119,655

Total Common Stocks (cost $1,348,362,679)		$1,471,518,888

Short-Term Investments (2.6%)
Money Market (2.6%)
Western Asset Institutional U.S. Treasury Fund, 0.01% (cost $39,527,774) (a)	39,527,774	$39,527,774

Total Investments (100.2%) (cost $1,387,890,453) *		$1,511,046,662
Liabilities less Other Assets (-0.2%)		(2,502,895)

Net Assets (100.0%)		$1,508,543,767

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

JUNE 30, 2012 (Unaudited)

†	Non-income producing security
(a)	Rate disclosed is as of June 30, 2012.

ADR — American Depositary Receipt

*	Cost for federal income tax purposes is $1,400,208,071 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$213,493,042
Gross Unrealized Depreciation	(102,654,451)

Net Unrealized Appreciation	$110,838,591

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012 (Unaudited)

ASSETS
Investments, at value (Cost $1,387,890,453)	$1,511,046,662
Receivables:
Investments sold	6,614,997
Capital shares sold	741,546
Dividends	1,052,377
Prepaid expenses	27,031

Total Assets	1,519,482,613

LIABILITIES
Payables:
Investments purchased	7,849,615
Capital shares redeemed	1,793,019
Accrued liabilities:
Advisory fees	908,369
Administrator fees	36,817
Transfer Agent fees and expenses	154,687
Custodian fees	15,308
Compliance and Treasurer Services fees	13,205
Directors’ fees and expenses	10,578
Other	157,248

Total Liabilities	10,938,846

Net Assets	$1,508,543,767

COMPONENTS OF NET ASSETS
Par Value (200,000,000 shares authorized)	$46,958
Paid-in capital	1,559,995,290
Accumulated undistributed net investment income	425,074
Accumulated net realized loss on investments	(175,079,764)
Net unrealized appreciation on investments	123,156,209

Net Assets	$1,508,543,767

NET ASSET VALUE
Net Assets	$1,508,543,767
Shares Outstanding	46,957,534

Net Asset Value (offering price & redemption price per share)	$32.13	*

*	The net asset value for financial reporting purposes, $32.13, differs from the net asset value for shareholder transactions, $32.12, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $848,758)	$15,772,861

Total Income	15,772,861

Expenses:
Advisory fees (Note 3)	6,050,432
Administrator fees	253,660
Transfer Agent fees and expenses	868,257
Custodian fees	84,509
Compliance and Treasurer Services fees (Note 3)	74,829
Directors’ fees and expenses (Note 3)	46,328
Professional fees	117,227
Insurance fees	38,942
Registration fees	24,048
Printing fees	66,629
Miscellaneous	3,307

Total Expenses	7,628,168

Net Investment Income	8,144,693

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	58,330,518
Net change in unrealized appreciation/depreciation on investments	82,603,520

Net realized and unrealized gain (loss) on investments	140,934,038

Net increase in net assets from operations	$149,078,731

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Operations:
Net investment income	$8,144,693	$12,712,207
Net realized gain on investments sold	58,330,518	133,631,618
Net change in unrealized appreciation/depreciation on investments	82,603,520	(264,726,637)

Increase (decrease) in net assets from operations	149,078,731	(118,382,812)

Dividends to shareholders from net investment income	(7,719,619)	(12,901,175)
Return of Capital	—	(5,861,925)

Total distributions to shareholders	(7,719,619)	(18,763,100)

Capital share transactions (Note 6)	(221,638,146)	(201,894,126)

Total decrease	(80,279,034)	(339,040,038)
Net assets:
Beginning of the period	1,588,822,801	1,927,862,839

End of the period (Including line (A))	$1,508,543,767	$1,588,822,801

(A) Accumulated undistributed net investment income	$425,074	$—

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund’s investments in securities as of June 30, 2012:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,471,518,888	$—	$—	$1,471,518,888
Short-Term Investments	39,527,774	—	—	39,527,774

Total Investments	$1,511,046,662	$—	$—	$1,511,046,662

At June 30, 2012, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1 and 2 as of June 30, 2012, based on the valuation input Levels on December 31, 2011.

b.  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

c.  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d.  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide sub-transfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer Agent fees and expenses” that it receives from the Fund and the Adviser agrees to pay the excess, if any, charged by a financial intermediary.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is neither affiliated with the Adviser, Citi nor its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $1,250, plus $5,000 per quarterly in-person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended June 30, 2012 aggregated $446,399,494 and $669,337,920, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$12,901,175	$12,971,367
Long-Term Capital Gains	—	—

Total Taxable Distributions	12,901,175	12,971,367
Return of Capital	5,861,925	—

Total Distributions Paid	$18,763,100	$12,971,367

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Capital and Other Losses	$(224,118,275)
Net Unrealized Appreciation	31,260,682

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

JUNE 30, 2012 (Unaudited)

For the year ended December 31, 2011, the Fund had capital loss carry forwards as summarized in the table below.

Capital loss carry forwards subject to expiration:

Expires tax year ending	Capital loss carry forwards
2016	$46,386,182
2017	177,732,093

6.    Capital Stock

As of June 30, 2012, 200,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,559,995,290. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Sale of shares	2,485,408	$80,607,859	8,394,594	$265,779,132
Reinvestment of dividends	238,839	7,456,538	591,692	18,094,876
Redemption of shares	(9,569,037)	(309,702,543)	(15,779,452)	(485,768,134)

Net decrease from capital transactions	(6,844,790)	$(221,638,146)	(6,793,166)	$(201,894,126)

Of the 46,957,534 shares outstanding as of June 30, 2012, the Employees’ Profit Sharing Plan of the Adviser owned 601,676 shares.

7.    Other Information

On June 30, 2012, two entities, Charles Schwab & Co. Inc. and National Financial Services LLC, held of record in omnibus accounts approximately 64% of the outstanding shares of the Fund on behalf of numerous investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.53		$31.82	$28.58	$22.76	$35.68	$39.19

Investment Operations
Net investment income(a)	0.16		0.22	0.19	0.22	0.25	0.20
Net realized and unrealized gain (loss) on investments	2.60		(2.18)	3.25	5.82	(12.91)	0.83

Total from Investment Operations	2.76		(1.96)	3.44	6.04	(12.66)	1.03

Distributions from
Net investment income	(0.16)		(0.23)	(0.20)	(0.22)	(0.26)	(0.21)
Return of capital	—		(0.10)	—	—	—	—
Net realized gains	—		—	—	—	—	(4.33)

Total Distributions	(0.16)		(0.33)	(0.20)	(0.22)	(0.26)	(4.54)

Net Asset Value, End of Period	$32.13	(c)	$29.53	$31.82	$28.58	$22.76	$35.68

Total Return(b)	9.38	%(c)	(6.18)%	12.13%	26.64%	(35.60)%	2.58%
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$1,508,544		$1,588,823	$1,927,863	$2,116,522	$1,624,674	$2,730,928
Ratios to Average Net Assets:(d)
Expenses	0.95%		0.94%	0.94%	0.94%	0.92%	0.92%
Net Investment Income	1.01%		0.69%	0.66%	0.89%	0.80%	0.50%
Portfolio Turnover Rate(b)	28%		61%	64%	97%	111%	84%

(a)	Calculated using the average shares outstanding for the period.
(b)	Not annualized for periods less than one year.
(c)	The net asset value for financial reporting purposes, $32.13, and the return based on that net asset value, 9.38%, differs from the net asset value for shareholder transactions, $32.12, and the return based on that net asset value, 9.34%, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
(d)	Annualized for periods less than one year.

SOUND SHORE FUND, INC.

JUNE 30, 2012 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Actual Return	$1,000.00	$1,093.80	$4.95
Hypothetical Return	$1,000.00	$1,020.14	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days) divided by 366 to reflect the half-year period.

SOUND SHORE FUND, INC.

JUNE 30, 2012

Investment Advisory Agreement Approval

The Independent Directors met separately in advance of the Board meeting, held on January 31, 2012, with their independent counsel and had an extensive discussion regarding consideration of the Investment Advisory Agreement. In this meeting, they reviewed the Board materials that had been provided in advance of the meeting and discussed these matters in light of the relevant factors set forth in judicial precedent. The Independent Directors also recognized that some factors, such as fall out benefits, were not applicable given the nature of the Adviser’s operations. The Independent Directors expressed their confidence in management and their ability to ask questions of management to get the information that is necessary in considering approval of the Investment Advisory Agreement.

At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed the written materials provided to them. These materials included the terms of the Investment Advisory Agreement; revenue received by the Adviser from the Fund; and the costs incurred by the Adviser in connection with the services it renders to the Fund, as well as Adviser financial information provided at the meeting. The materials also included comparative analyses of advisory and certain other fees and total expenses borne by the Fund to all 67 mutual funds included in an independently selected universe of no-load U.S. diversified equity funds with no 12b-1 or non-12b-1 fees with assets of $1 billion to $3 billion and additional analysis of its fees as compared to funds in a group of 13 small fund families (under 10 funds) within the 67-fund universe. The Independent Directors noted that all 67 funds were part of a family of funds while the Fund is a stand-alone fund. Among other things, they considered that, while the Fund’s total expense ratio of approximately 0.94% and its contractual advisory fee of 0.75% were generally comparable to or higher than the median and average for all 67 funds, they were generally comparable to or lower than the median and average for the funds in the small fund family group.

The written materials provided to the Board also contained Fund average annual total return data for numerous time periods, including the one, three, five, 10, 15, 20 and 25-year periods ended December 31, 2011, and comparable data for the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, the NASDAQ Composite and certain Russell Indexes and Morningstar mutual fund averages. At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed this performance information.

The Directors, including the Independent Directors, also took into account (1) the consistent quality of services provided by the Adviser, including the Fund’s strong long-term performance record, as well as its more recent performance; (2) the reputation of the Adviser; and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Directors, including the Independent Directors, recognized that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the nature of the private accounts and the services provided to them are different from the Fund. While the Directors, including the Independent Directors, did not identify any single factor as controlling, after considering all the factors, they resolved unanimously to approve continuance of the Investment Advisory Agreement as in the best interests of the Fund and its shareholders.

SOUND SHORE FUND, INC.

JUNE 30, 2012

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-SAR-0612

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Semiannual Report

(Unaudited)

JUNE 30, 2012

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Sound Shore Fund, Inc.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date    8/21/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date 8/21/12

By (Signature and Title) /s/ Charles S. Todd
Charles S. Todd, Treasurer

Date 8/21/12